SANFORD C. BERNSTEIN FUNDS

 PROSPECTUS  |  JANUARY 29, 2010

 Sanford C. Bernstein Fund, Inc.

NON-U.S. STOCK PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)
    International Portfolio
    (International Class--SIMTX)

FIXED-INCOME TAXABLE PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)
  SHORT DURATION PORTFOLIOS
    Short Duration Plus Portfolio
    (Short Duration Plus Class--SNSDX)

  INTERMEDIATE DURATION PORTFOLIOS
    Intermediate Duration Portfolio--SNIDX


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                    Page
SUMMARY INFORMATION................................................................   4
INTERNATIONAL PORTFOLIO............................................................   4
SHORT DURATION PLUS PORTFOLIO......................................................   8
INTERMEDIATE DURATION PORTFOLIO....................................................  13
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS.............  17
  Making Investment Decisions for the Portfolios...................................  17
  Principal Investment Risks of the Portfolios.....................................  18
ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS.  21
  Additional Risk Considerations...................................................  29
INVESTING IN THE PORTFOLIOS........................................................  31
  Participating in Your Plan.......................................................  31
  Frequent Purchases and Redemptions of Portfolio Shares...........................  31
  How the Portfolios Value Their Shares............................................  32
MANAGEMENT OF THE PORTFOLIOS.......................................................  34
DIVIDENDS, DISTRIBUTIONS AND TAXES.................................................  38
GLOSSARY OF INVESTMENT TERMS.......................................................  39
FINANCIAL HIGHLIGHTS...............................................................  40

SUMMARY INFORMATION
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                INTERNATIONAL
                                                                                    CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None
---------------------------------------------------------------------------------------------
Maximum Account Fee                                                                 None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          INTERNATIONAL
                                              CLASS
-------------------------------------------------------
Management Fees                                .89%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .25%
  Other Expenses                               .05%
                                              -----
Total Other Expenses                           .30%
                                              -----
Total Portfolio Operating Expenses            1.19%
                                              =====
-------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                INTERNATIONAL
                    CLASS
-----------------------------
After 1 Year       $  121
After 3 Years      $  378
After 5 Years      $  654
After 10 Years     $1,443
-----------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse markets, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's International Class shares.

                                  [CHART]

 2001    2002    2003    2004    2005    2006   2007     2008    2009
-----   -----   -----   -----   -----   -----  -----    -----   -----
-12.92  -8.84   39.35   18.48   14.67   24.21   9.15   -48.98   26.25

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.94%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -24.89%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
International Class  Return Before Taxes                                               26.25%  0.03%   2.45%
                     ----------------------------------------------------------------- ------ ------- --------
                     Return After Taxes on Distributions                               26.18% -0.88%   1.22%
                     ----------------------------------------------------------------- ------ ------- --------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  17.79%  0.37%   1.81%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   31.78%  3.54%   1.17%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE                               LENGTH OF SERVICE                      TITLE
--------------------------------------------------------------------------------------------------------------------
Thomas J. Fontaine                     Since 2009                             Senior Vice President of the Manager

Dokyoung Lee                           Since 2008                             Senior Vice President of the Manager

Joshua B. Lisser                       Since inception                        Senior Vice President of the Manager

Seth J. Masters                        Since inception                        Executive Vice President of the
                                                                              Manager

Patrick J. Rudden                      Since 2009                             Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                SHORT DURATION
                                                                                  PLUS CLASS
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          SHORT DURATION
                                            PLUS CLASS
--------------------------------------------------------
Management Fees                                .45%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Transfer Agent                               .01%
  Other Expenses                               .07%
                                               ----
Total Other Expenses                           .18%
                                               ----
Total Portfolio Operating Expenses             .63%
                                               ====
--------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                SHORT DURATION
                  PLUS CLASS
------------------------------
After 1 Year         $ 64
After 3 Years        $202
After 5 Years        $351
After 10 Years       $786
------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Short Duration Plus Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
6.32      8.35    5.09    2.57    1.27   1.35     4.08   3.86    -3.80    6.82

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.16%, 3RD QUARTER, 2001; AND WORST QUARTER WAS DOWN -1.63%, 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Short Duration
Plus Class      Return Before Taxes                                               6.82%   2.40%   3.54%
                ----------------------------------------------------------------- ------ ------- --------
                Return After Taxes on Distributions                               5.72%   1.03%   2.06%
                ----------------------------------------------------------------- ------ ------- --------
                Return After Taxes on Distributions and Sale of Portfolio Shares  4.41%   1.24%   2.13%
---------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                              0.08%   4.04%   4.48%
---------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Executive Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .44%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Other Expenses                          .03%
                                          ----
Total Other Expenses                      .13%
                                          ----
Total Portfolio Operating Expenses        .57%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 58
After 3 Years   $183
After 5 Years   $318
After 10 Years  $714
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                      [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
 8.37    7.19    7.16     5.10   4.07     2.46    4.55   5.40    -4.40   17.29

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.09%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 3.66%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                      1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------
Intermediate
Duration Portfolio  Return Before Taxes                                               17.29%  4.83%   5.59%
                    ----------------------------------------------------------------- ------ ------- --------
                    Return After Taxes on Distributions                               15.31%  3.05%   3.78%
                    ----------------------------------------------------------------- ------ ------- --------
                    Return After Taxes on Distributions and Sale of Portfolio Shares  11.14%  3.07%   3.69%
-------------------------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                   5.93%  4.97%   6.33%
-------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Executive Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages, as well as additional information regarding the Portfolios' principal investments. This Prospectus refers to Alliance Bernstein L.P. as the "Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

The International Portfolio was formerly known as the International Value Portfolio II.

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. The International Portfolio uses a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

THE FIXED-INCOME PORTFOLIOS: To identify attractive bonds for the Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, we may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

THE INTERNATIONAL PORTFOLIO: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolio's international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

PORTFOLIO TURNOVER: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

TEMPORARY DEFENSIVE POSITIONS: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the International Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN SHAREHOLDER APPROVAL IS REQUIRED: A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

RECENT MARKET EVENTS: U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. The fixed-income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Domestic and international equity markets have also been experiencing heightened volatility and turmoil. The U.S. Government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. These events and the continuing market upheavals may continue to adversely affect the Portfolios.

PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS

ALL PORTFOLIOS
DERIVATIVES RISK: Each Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make a Portfolio more volatile and can compound other risks.

MANAGEMENT RISK: Each Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

OTHER FOREIGN INVESTMENT RISKS INCLUDE:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

HIGHER COSTS ASSOCIATED WITH FOREIGN INVESTING: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

INTERNATIONAL PORTFOLIO
MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

FIXED-INCOME PORTFOLIOS
INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   PREPAYMENT RISK: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

   SHORTENING RISK: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

   EXTENSION RISK: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

   INTEREST RATE RISK: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

   CREDIT RISK: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

SUBORDINATION RISK: Each Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SHORT DURATION PLUS PORTFOLIO
RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

INTERMEDIATE DURATION PORTFOLIO
CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' SAI.

ADDITIONAL INVESTMENTS, STRATEGIES AND PRACTICES PERMITTED; DETAILS IN EACH PORTFOLIO'S SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio's SAI, which is available upon request at no cost (see back cover of this Prospectus).

INTEREST ONLY/PRINCIPAL ONLY SECURITIES
The Fixed-Income Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio's Boards of Directors (the "Board"); all other IOs and POs will be considered illiquid (see discussion below).

OBLIGATIONS OF SUPRANATIONAL AGENCIES
The Fixed-Income Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio may invest in variable rate demand notes ("VRDNs") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

ZERO COUPON SECURITIES
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

FIXED-INCOME SECURITIES
The Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration. The Intermediate Duration Portfolio may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

BANK LOAN DEBT
The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

ILLIQUID SECURITIES
Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

PREFERRED STOCK
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN CURRENCY TRANSACTIONS
Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the International Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

The International Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

DERIVATIVES
Each Portfolio may use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

.. OPTIONS--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

.. FUTURES--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. FORWARDS--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. SWAPS--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

.. MARKET RISK--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. MANAGEMENT RISK--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. CREDIT RISK--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. LIQUIDITY RISK--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. LEVERAGE RISK--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. OTHER RISKS--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

CREDIT DEFAULT SWAP AGREEMENTS
The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

OPTIONS
The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The International Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

STRUCTURED INSTRUMENTS
As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)
Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

CURRENCY SWAPS
Each Portfolio may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The International Portfolio may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

INFLATION (CPI) SWAPS
Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

SYNTHETIC FOREIGN EQUITY SECURITIES
The International Portfolio may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

FOREIGN (NON-U.S.) SECURITIES
The equity securities in which the International Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

REAL ESTATE INVESTMENT TRUSTS
The International Portfolio may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The International Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

FORWARD COMMITMENTS
Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

SHORT SALES
The International Portfolio may engage in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolio may only make short sales "against the box." A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

DOLLAR ROLLS
Each of the Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

FUTURE DEVELOPMENTS
A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO HOLDINGS
Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

FIXED-INCOME SECURITIES
FIXED-INCOME PORTFOLIOS: The value of each Fixed-Income Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

INVESTMENTS IN LOWER-RATED SECURITIES
Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

UNRATED SECURITIES
The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

BORROWING AND LEVERAGE
The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

INVESTING IN THE PORTFOLIOS
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PARTICIPATING IN YOUR PLAN
The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that completed information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

.. If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

.. Exchanges are accepted by Bernstein LLC only as permitted by our plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have any questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. Sanford C. Bernstein Fund, Inc. (the "Fund") reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agent, Bernstein
   LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Fund values each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Fund value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT MANAGER
Each Portfolio's Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Manager, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

                                  FEE AS A PERCENTAGE OF
                                       AVERAGE NET       FISCAL YEAR
           PORTFOLIO                      ASSETS            ENDED
           ---------------------------------------------------------
           International                   .89%            9/30/09
           Short Duration Plus             .45%            9/30/09
           Intermediate Duration           .44%            9/30/09

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL PORTFOLIO are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolio's investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009; Senior       Senior Vice President of the Manager,
Vice President of the Manager                with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Head of
                                             Research and Investment Design--
                                             Defined Contribution.

Dokyoung Lee; since 2008; Senior Vice        Senior Vice President of the Manager,
President of the Manager                     with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Director of
                                             Research--Blend Strategies.

Joshua B. Lisser; since inception; Senior    Senior Vice President of the Manager,
Vice President of the Manager                with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Chief
                                             Investment Officer--Index Strategies.

Seth J. Masters; since inception; Executive  Executive Vice President of the
Vice President of the Manager                Manager, with which he has been
                                             associated in a similar capacity to his
                                             current position since prior to 2005,
                                             Chief Investment Officer--Blend
                                             Strategies and Chief Investment
                                             Officer--Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice   Senior Vice President of the Manager,
President of the Manager                     with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Head of Blend
                                             Strategies.

The day-to-day management of, and investment decisions for, the SHORT DURATION PLUS PORTFOLIO are made by the Manager's U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The U.S. Investment Grade: Liquid Markets Structured Products Investment Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolio's investments.

The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Jon P. Denfeld; since 2008; Vice President  Vice President of the Manager, with
of the Manager                              which he has been associated since
                                            May 2008. Prior thereto, he was a
                                            Senior U.S. Portfolio Manager at UBS
                                            Global Asset Management from 2006-
                                            2007. Prior thereto, he was a portfolio
                                            manager for Shay Asset Management
                                            since prior to 2005.

Shawn E. Keegan; since 2005; Vice           Vice President of the Manager, with
President of the Manager                    which he has been associated since
                                            prior to 2005.

Alison M. Martier; since 2009; Senior Vice  Senior Vice President of the Manager,
President of the Manager                    with which she has been associated
                                            since prior to 2005, and Director of the
                                            Fixed Income Senior Portfolio Manager
                                            Team.

Douglas J. Peebles; since 2009; Executive   Executive Vice President of the
Vice President of the Manager               Manager, with which he has been
                                            associated since prior to 2005, and
                                            Chief Investment Officer and Head of
                                            AllianceBernstein Fixed Income.

Greg J. Wilensky; since 2009; Senior Vice   Senior Vice President of the Manager,
President of the Manager                    with which he has been associated
                                            since prior to 2005, and Director of
                                            Stable Value Investments.

The day-to-day management of, and investment decisions for, the INTERMEDIATE DURATION PORTFOLIO are made by the U.S. Investment Grade: Core Fixed Income Team. The U.S. Investment Grade: Core Fixed Income Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolio's investments.

The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice     Senior Vice President of the Manager,
President of the Manager                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2005,
                                            and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Vice           (see above)
President of the Manager

Alison M. Martier; since 2005; Senior Vice  (see above)
President of the Manager

Douglas J. Peebles; since 2007; Executive   (see above)
Vice President of the Manager

Greg J. Wilensky; since 20059; Senior Vice  (see above)
President of the Manager

Each Portfolio's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2009. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolio managed by that investment team relative to the index would be reduced by the Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolio's shareholders of sales charges and income taxes.

The performance of the Portfolio will be affected both by the performance of each investment team managing a portion of the Portfolio's assets and by the Manager's allocation of the Portfolio's portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolio were to perform relatively poorly, and/or if the Manager were to allocate more of the Portfolio's portfolio to a relatively poorly performing investment team, the performance of the Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolio.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                         Premium/Discount to
                  Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                  ----------------    ---------------      ---------------

One Year                33.36%           31.78%               1.58%
Three Years             -7.69%           -6.04%              -1.64%
Five Years               1.65%            3.54%              -1.88%
10 Years                -0.14%            1.17%              -1.32%
Since Inception          6.14%            5.75%               0.40%
(12/90)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                      MSCI EAFE Index     Premium/Discount to
                Growth Composite        (GDP, HH)      MSCI EAFE Index (GDP, HH)
                ----------------    ---------------    -------------------------

One Year             30.57%              28.46%                 2.12%
Three Years         -11.82%              -7.29%                -4.53%
Five Years            1.70%               3.91%                -2.21%
10 Years              4.52%               0.88%                 3.64%
Since Inception       8.77%               7.18%                 1.60%
(06/92)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio has been managed using both the Manager's international growth and international value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1 AND 2 ARE PROVIDED SOLELY TO ILLUSTRATE THE MANAGER'S EXPERIENCE IN

MANAGING ACCOUNTS USING THE GROWTH AND VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE DIFFERENT RESULTS, AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Manager; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Manager ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Manager, including recovery of all fees paid to the Manager pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Manager and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Manager. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Manager and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Manager previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

SHAREHOLDER SERVICING FEES
AllianceBernstein provides the Fund with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and the International Portfolio an annual fee of 0.25% of such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The discussion below assumes that all investors in the Portfolios are participants in employer-sponsored retirement or savings plans.

The Short Duration Plus and the Intermediate Duration Portfolios intend to declare dividends daily and pay them monthly. The International Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolios as an investment option in an employer-sponsored retirement or savings plan, dividends and capital gains distributions from the Portfolios generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to received dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Dividends and interest received by the Portfolios may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.

GLOSSARY OF INVESTMENT TERMS

BARCLAYS CAPITAL AGGREGATE BOND INDEX--The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX--An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST)--A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   NON-U.S.                   The financial highlights table is intended to help you
HIGHLIGHTS  STOCK PORTFOLIOS           understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            .INTERNATIONAL PORTFOLIO   results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by
                                       PricewaterhouseCoopers LLP, whose reports, along with the
                                       Portfolio's financial statements, are included in the
                                       Portfolio's 2009 annual report, which is available upon request.

INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                           2009         2008         2007           2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    16.51   $    29.38   $    27.17    $    23.27
                                                                       ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25         0.50         0.46          0.40
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (1.31)       (9.89)        5.63          3.81
Contribution from adviser                                                    0.00         0.00         0.00(c)       0.00
                                                                       ----------   ----------   ----------    ----------
Total from investment operations                                            (1.06)       (9.39)        6.09          4.21
                                                                       ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.45)       (0.44)       (0.53)        (0.31)
Distributions from net realized gain on investment transactions              0.00        (3.04)       (3.35)         0.00
                                                                       ----------   ----------   ----------    ----------
Total distributions                                                         (0.45)       (3.48)       (3.88)        (0.31)
                                                                       ----------   ----------   ----------    ----------
Net asset value, end of period                                         $    15.00   $    16.51   $    29.38    $    27.17
                                                                       ==========   ==========   ==========    ==========
TOTAL RETURN(A)                                                             (5.59)%     (36.07)%      24.52%        18.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,364,571   $2,788,102   $4,315,454    $3,397,969
Average net assets (000 omitted)                                       $2,032,024   $3,828,486   $3,892,605    $3,125,615
Ratio of expenses to average net assets                                      1.19%        1.18%        1.18%         1.20%(d)
Ratio of net investment income to average net assets                         2.03%        2.16%        1.68%         1.55%(d)
Portfolio turnover rate                                                        91%          53%          59%           73%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    18.94
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       4.25
Contribution from adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             4.50
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.17)
Distributions from net realized gain on investment transactions              0.00
                                                                       ----------
Total distributions                                                         (0.17)
                                                                       ----------
Net asset value, end of period                                         $    23.27
                                                                       ==========
TOTAL RETURN(A)                                                             23.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,785,730
Average net assets (000 omitted)                                       $2,462,819
Ratio of expenses to average net assets                                      1.26%
Ratio of net investment income to average net assets                         1.17%
Portfolio turnover rate                                                        61%
----------------------------------------------------------------------------------

Please refer to footnotes on page 42.

FINANCIAL   FIXED-INCOME           The financial highlights table is intended to help you
HIGHLIGHTS  TAXABLE PORTFOLIOS     understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            .SHORT DURATION PLUS   results for a single Portfolio share. The total returns in the
             PORTFOLIO             table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by
                                   PricewaterhouseCoopers LLP, whose reports, along with the
                                   Portfolio's financial statements, are included in the
                                   Portfolio's 2009 annual report, which is available upon request.

SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                         2009       2008       2007        2006       2005
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.45  $  12.24    $  12.31  $  12.39     $  12.67
                                                                       --------  --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.35      0.46        0.55      0.49         0.37
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                             0.22     (0.77)      (0.05)    (0.05)       (0.24)
                                                                       --------  --------    --------  --------     --------
Total from investment operations                                           0.57     (0.31)       0.50      0.44         0.13
                                                                       --------  --------    --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.37)    (0.48)      (0.57)    (0.52)       (0.40)
Distributions from net realized gains on investment transactions           0.00      0.00        0.00      0.00        (0.01)
                                                                       --------  --------    --------  --------     --------
Total distributions                                                       (0.37)    (0.48)      (0.57)    (0.52)       (0.41)
                                                                       --------  --------    --------  --------     --------
Net asset value, end of period                                         $  11.65  $  11.45    $  12.24  $  12.31     $  12.39
                                                                       ========  ========    ========  ========     ========
TOTAL RETURN(A)                                                            5.08%    (2.61)%*     4.15%     3.65%        1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $424,137  $369,337    $339,266  $375,908     $398,787
Average net assets (000 omitted)                                       $367,415  $342,890    $355,957  $383,702     $410,072
Ratio of expenses to average net assets                                    0.63%     0.64%       0.65%     0.66%(d)     0.68%
Ratio of net investment income to average net assets                       3.08%     3.88%       4.52%     4.00%(d)     2.97%
Portfolio turnover rate                                                     176%      116%        127%      157%         220%
-----------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 42.

FINANCIAL   FIXED-INCOME             The financial highlights table is intended to help you
HIGHLIGHTS  TAXABLE PORTFOLIOS       understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            .INTERMEDIATE DURATION   results for a single Portfolio share. The total returns in the
             PORTFOLIO               table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). With respect to the
                                     Intermediate Duration Portfolio, the information for each
                                     fiscal-year-end period has been audited by
                                     PricewaterhouseCoopers LLP, whose reports, along with the
                                     Portfolio's financial statements, are included in the
                                     Portfolio's 2009 annual report, which is available upon request.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                           2009          2008         2007          2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    12.25   $    13.11     $    13.11  $    13.27
                                                                       ----------   ----------     ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.60         0.62           0.62        0.59
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               1.07        (0.80)         (0.01)      (0.15)
Contributions from adviser
                                                                       ----------   ----------     ----------  ----------
Total from investment operations                                             1.67        (0.18)          0.61        0.44
                                                                       ----------   ----------     ----------  ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.62)       (0.68)         (0.61)      (0.60)
Distributions from net realized gains on investment transactions            (0.12)        0.00           0.00        0.00(c)
                                                                       ----------   ----------     ----------  ----------
Total distributions                                                         (0.74)       (0.68)         (0.61)      (0.60)
                                                                       ----------   ----------     ----------  ----------
Net asset value, end of period                                         $    13.18   $    12.25     $    13.11  $    13.11
                                                                       ==========   ==========     ==========  ==========
TOTAL RETURN(A)                                                             14.41%*      (1.53)%*^       4.78%       3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $5,007,391   $4,886,527     $5,062,112  $4,138,898
Average net assets (000 omitted)                                       $4,463,855   $5,220,966     $4,592,670  $3,694,176
Ratio of expenses to average net assets                                      0.57%        0.57%          0.58%       0.60%(d)
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         4.96%        4.75%          4.73%       4.56%(d)
Portfolio turnover rate                                                        82%          95%           204%        426%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.41
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.53
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.09)
Contributions from adviser
                                                                       ----------
Total from investment operations                                             0.44
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.54)
Distributions from net realized gains on investment transactions            (0.04)
                                                                       ----------
Total distributions                                                         (0.58)
                                                                       ----------
Net asset value, end of period                                         $    13.27
                                                                       ==========
TOTAL RETURN(A)                                                              3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $3,386,745
Average net assets (000 omitted)                                       $3,104,905
Ratio of expenses to average net assets                                      0.60%
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         3.97%
Portfolio turnover rate                                                       586%
----------------------------------------------------------------------------------

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the year ended September 30, 2008 by 0.05%.

^ The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended
  September 30, 2008 by (.16)%.

+ Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ended September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, without taking into account these transaction fees, would have been 15.85%, (34.93)%, 53.46%, 16.21% and 53.35%, respectively.

(c)Amount is less than $.005.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Manager:

BY MAIL:   AllianceBernstein L.P.
           1345 Avenue of the Americas
           New York, NY 10105

BY PHONE:  (212) 486-5800

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find these documents and more information about the Manager and the Portfolios on the Internet at: www.bernstein.com.

                 FUND                             SEC FILE NO.
                 ---------------------------------------------
                 Sanford C. Bernstein Fund, Inc.   811-05555

PRIVACY NOTICE

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.
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